WSFS Bank Center 500 Delaware Avenue, Wilmington, Delaware 19801	EXHIBIT 99.2

WSFS FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS
SUMMARY STATEMENTS OF INCOME (Unaudited)

(Dollars in thousands, except per share data)	Three months ended			Twelve months ended
	December 31, 2017	September 30, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Interest income:
Interest and fees on loans	$59,889	$58,504	$53,951	$229,147	$194,345
Interest on mortgage-backed securities	5,176	4,955	4,096	19,308	15,754
Interest and dividends on investment securities	1,124	1,139	1,212	4,648	4,872
Other interest income	367	412	433	1,623	1,607
	66,556	65,010	59,692	254,726	216,578
Interest expense:
Interest on deposits	4,626	3,862	2,687	14,904	9,421
Interest on Federal Home Loan Bank advances	2,206	2,402	1,310	8,263	4,707
Interest on senior debt	1,179	1,807	2,120	7,228	6,356
Interest on trust preferred borrowings	522	500	439	1,940	1,622
Interest on other borrowings	298	310	182	1,120	727
	8,831	8,881	6,738	33,455	22,833
Net interest income	57,725	56,129	52,954	221,271	193,745
Provision for loan losses	4,063	2,896	5,124	10,964	12,986
Net interest income after provision for loan losses	53,662	53,233	47,830	210,307	180,759
Noninterest income:
Credit/debit card and ATM income	9,710	9,350	7,969	36,116	29,899
Investment management and fiduciary revenue	9,420	8,809	8,081	35,103	25,691
Deposit service charges	4,666	4,695	4,634	18,318	17,734
Mortgage banking activities, net	1,508	1,756	1,409	6,293	7,434
Loan fee income	735	483	567	2,218	2,066
Investment securities gains, net	220	736	479	1,984	2,369
Bank-owned life insurance income	421	546	222	1,545	919
Other income	5,755	6,066	4,938	23,067	18,949
	32,435	32,441	28,299	124,644	105,061
Noninterest expense:
Salaries, benefits and other compensation	28,145	29,172	24,794	114,376	95,983
Occupancy expense	4,807	4,756	4,086	19,409	16,646
Equipment expense	3,020	2,922	2,726	12,564	10,368
Professional fees	2,045	2,248	2,251	8,597	9,142
Data processing and operations expense	1,594	1,817	1,711	6,779	6,275
Marketing expense	815	712	843	3,083	3,020
FDIC expenses	533	560	526	2,216	2,606
Loan workout and OREO expense	316	484	622	1,820	1,681
Early extinguishment of debt	—	695	—	695	—
Corporate development expense	21	153	1,526	878	8,529
Provision for legal settlement	12,000	—	—	12,000	—
Fraud loss	2,844	—	—	2,844	—
Other operating expenses	11,925	10,644	9,864	41,200	34,416
	68,065	54,163	48,949	226,461	188,666
Income before taxes	18,032	31,511	27,180	108,490	97,154
Income tax provision	27,864	10,942	9,070	58,246	33,074
Net (loss) income	$(9,832)	$20,569	$18,110	$50,244	$64,080
Diluted (loss) earnings per share of common stock:	$(0.31)	$0.64	$0.56	$1.56	$2.06
Weighted average shares of common stock outstanding for fully diluted EPS (q)	31,404,353	32,268,538	32,280,897	32,302,540	31,085,693
See “Notes”

WSFS Bank Center 500 Delaware Avenue, Wilmington, Delaware 19801

WSFS FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS
SUMMARY STATEMENTS OF INCOME (Unaudited) - continued

	Three months ended			Twelve months ended
	December 31, 2017	September 30, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Performance Ratios:
Return on average assets (a)	(0.56)%	1.20%	1.08%	0.74%	1.06%
Return on average equity (a)	(5.19)	11.06	10.37	6.92	10.03
Return on average tangible common equity (a)(o)	(6.60)	15.22	14.82	9.74	12.85
Net interest margin (a)(b)	4.00	3.95	3.90	3.95	3.88
Efficiency ratio (c)	74.87	60.61	59.71	64.91	62.52
Noninterest income as a percentage of total net revenue (b)	35.68	36.30	34.52	35.72	34.81
See “Notes”

WSFS Bank Center 500 Delaware Avenue, Wilmington, Delaware 19801

WSFS FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (Continued)
SUMMARY STATEMENTS OF FINANCIAL CONDITION  (Unaudited)

(Dollars in thousands)	December 31, 2017	September 30, 2017	December 31, 2016
Assets:
Cash and due from banks	$122,141	$117,343	$119,929
Cash in non-owned ATMs	598,117	612,443	698,454
Investment securities (d)	161,809	162,345	199,979
Other investments	34,892	36,856	41,788
Mortgage-backed securities (d)	837,499	809,809	758,910
Net loans (e)(f)(l)	4,807,373	4,689,529	4,499,157
Bank owned life insurance	102,958	102,727	101,425
Goodwill and intangibles	188,444	189,116	191,247
Other assets	146,307	155,176	154,381
Total assets	$6,999,540	$6,875,344	$6,765,270
Liabilities and Stockholders’ Equity:
Noninterest-bearing deposits	$1,420,760	$1,357,597	$1,266,306
Interest-bearing deposits	3,597,473	3,520,190	3,333,330
Total customer deposits	5,018,233	4,877,787	4,599,636
Brokered deposits	229,371	173,932	138,802
Total deposits	5,247,604	5,051,719	4,738,438
Federal Home Loan Bank advances	710,001	697,812	854,236
Other borrowings	227,805	305,496	413,211
Other liabilities	89,785	79,456	72,049
Total liabilities	6,275,195	6,134,483	6,077,934
Stockholders’ equity	724,345	740,861	687,336
Total liabilities and stockholders’ equity	$6,999,540	$6,875,344	$6,765,270
Capital Ratios:
Equity to asset ratio	10.35%	10.78%	10.16%
Tangible common equity to tangible asset ratio (o)	7.87	8.25	7.55
Common equity Tier 1 capital (g) (required: 4.5%; well capitalized: 6.5%) (p)	11.36	11.52	11.19
Tier 1 leverage (g) (required: 4.00%; well-capitalized: 5.00%) (p)	9.73	10.24	9.66
Tier 1 risk-based capital (g) (required: 6.00%; well-capitalized: 8.00%) (p)	11.36	11.52	11.19
Total Risk-based capital (g) (required: 8.00%; well-capitalized: 10.00%) (p)	12.08	12.22	11.93
Asset Quality Indicators:
Nonperforming Assets:
Nonaccruing loans	$36,436	$33,536	$22,876
Troubled debt restructuring (accruing)	20,061	14,905	14,336
Assets acquired through foreclosure	2,503	3,924	3,591
Total nonperforming assets	$59,000	$52,365	$40,803
Past due loans (h)	$461	$1,338	$438
Allowance for loan losses	40,599	40,201	39,751
Ratio of nonperforming assets to total assets	0.84%	0.76%	0.60%
Ratio of nonperforming assets (excluding accruing TDRs) to total assets	0.56	0.54	0.39
Ratio of allowance for loan losses to total gross loans (i)(n)	0.84	0.86	0.89
Ratio of allowance for loan losses to nonaccruing loans	111	120	174
Ratio of quarterly net charge-offs to average gross loans (a)(e)(i)(n)	0.31	0.23	0.40
Ratio of year-to-date net charge-offs to average gross loans (a)(e)(i)(n)	0.22	0.19	0.25
See “Notes”

WSFS Bank Center 500 Delaware Avenue, Wilmington, Delaware 19801

WSFS FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (Continued)
AVERAGE BALANCE SHEET (Unaudited)

(Dollars in thousands)	Three months ended
	December 31, 2017			September 30, 2017			December 31, 2016
	Average Balance	Interest & Dividends	Yield/ Rate (a)(b)	Average Balance	Interest & Dividends	Yield/ Rate (a)(b)	Average Balance	Interest & Dividends	Yield/ Rate (a)(b)
Assets:
Interest-earning assets:
Loans: (e) (j)
Commercial real estate loans	$1,469,316	$18,713	5.05%	$1,422,306	$18,186	5.07%	$1,354,359	$17,004	4.99%
Residential real estate loans	258,900	3,714	5.74	269,134	3,747	5.57	288,281	4,687	6.50
Commercial loans	2,497,730	30,575	4.89	2,471,382	30,013	4.85	2,328,245	26,789	4.61
Consumer loans	543,569	6,700	4.89	509,750	6,329	4.93	448,709	4,988	4.42
Loans held for sale	18,862	187	3.97	22,734	229	4.03	57,432	483	3.36
Total loans	4,788,377	59,889	4.98	4,695,306	58,504	4.96	4,477,026	53,951	4.81
Mortgage-backed securities (d)	824,838	5,176	2.51	809,655	4,955	2.45	763,379	4,096	2.15
Investment securities (d)	162,258	1,124	4.12	168,526	1,139	4.08	200,517	1,212	3.49
Other interest-earning assets	33,389	367	4.40	36,992	412	4.46	36,418	433	4.76
Total interest-earning assets	5,808,862	66,556	4.60%	5,710,479	65,010	4.57%	5,477,340	59,692	4.39%
Allowance for loan losses	(40,465)			(40,831)			(39,720)
Cash and due from banks	136,542			118,056			127,583
Cash in non-owned ATMs	575,121			558,855			653,662
Bank owned life insurance	102,781			102,513			101,733
Other noninterest-earning assets	342,467			344,783			324,679
Total assets	$6,925,308			$6,793,855			$6,645,277
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing demand	$1,017,068	$781	0.30%	$939,239	$606	0.26%	$925,853	$331	0.14%
Money market	1,345,702	1,375	0.41	1,324,946	1,227	0.37	1,273,868	968	0.30
Savings	554,028	262	0.19	564,275	264	0.19	548,669	220	0.16
Customer time deposits	597,111	1,467	0.97	555,668	1,188	0.85	577,834	934	0.64
Total interest-bearing customer deposits	3,513,909	3,885	0.44	3,384,128	3,285	0.39	3,326,224	2,453	0.29
Brokered deposits	243,441	741	1.21	195,073	577	1.17	148,127	234	0.63
Total interest-bearing deposits	3,757,350	4,626	0.49	3,579,201	3,862	0.43	3,474,351	2,687	0.31
FHLB of Pittsburgh advances	633,941	2,206	1.38	730,390	2,402	1.30	786,171	1,310	0.66
Trust preferred borrowings	67,011	522	3.09	67,011	500	2.96	67,011	439	2.61
Senior Debt	98,139	1,179	4.81	134,658	1,807	5.37	151,966	2,120	5.58
Other borrowed funds	122,313	298	0.97	132,030	310	0.93	133,037	182	0.54
Total interest-bearing liabilities	4,678,754	8,831	0.75%	4,643,290	8,881	0.76%	4,612,536	6,738	0.58%
Noninterest-bearing demand deposits	1,414,356			1,333,266			1,271,373
Other noninterest-bearing liabilities	80,248			79,176			66,580
Stockholders’ equity	751,950			738,123			694,788
Total liabilities and stockholders’ equity	$6,925,308			$6,793,855			$6,645,277
Excess of interest-earning assets over interest-bearing liabilities	$1,130,108			$1,067,189			$864,804
Net interest and dividend income		$57,725			$56,129			$52,954

Interest rate spread			3.85%			3.81%			3.81%

Net interest margin			4.00%			3.95%			3.90%
See “Notes”

WSFS Bank Center 500 Delaware Avenue, Wilmington, Delaware 19801

WSFS FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (Continued)
(Unaudited)

(Dollars in thousands, except per share data)	Three months ended			Twelve months ended
Stock Information:	December 31, 2017	September 30, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Market price of common stock:
High	$52.50	$49.45	$47.64	$52.50	$47.64
Low	45.75	42.45	31.90	42.45	26.40
Close	47.85	48.75	46.35	47.85	46.35
Book value per share of common stock	23.06	23.59	21.90
Tangible common book value per share of common stock (o)	17.06	17.57	15.80
Number of shares of common stock outstanding (000s)	31,418	31,410	31,390
Other Financial Data:
One-year repricing gap to total assets (k)	(0.80)%	(1.70)%	(4.14)%
Weighted average duration of the MBS portfolio	5.2 years	5.1 years	5.4 years
Unrealized (losses) gains on securities available for sale, net of taxes	$(6,401)	$(3,528)	$(8,194)
Number of Associates (FTEs) (m)	1,159	1,121	1,116
Number of offices (branches, LPO’s, operations centers, etc.)	76	77	77
Number of WSFS owned ATMs	440	447	446
Notes:

(a)	Annualized.

(b)	Computed on a fully tax-equivalent basis.

(c)	Noninterest expense divided by (tax-equivalent) net interest income and noninterest income.

(d)	Includes securities held to maturity (at amortized cost) and securities available for sale (at fair value).

(e)	Net of unearned income.

(f)	Net of allowance for loan losses.

(g)	Represents capital ratios of Wilmington Savings Fund Society, FSB and subsidiaries.

(h)	Accruing loans which are contractually past due 90 days or more as to principal or interest.

(i)	Excludes loans held for sale.

(j)	Nonperforming loans are included in average balance computations.

(k)	The difference between projected amounts of interest-sensitive assets and interest-sensitive liabilities repricing within one year divided by total assets, based on a current interest rate scenario.

(l)	Includes loans held for sale and reverse mortgages.

(m)	Includes seasonal Associates, when applicable.

(n)	Excludes reverse mortgage loans.

(o)
The Company uses non-GAAP (Generally Accepted Accounting Principles) financial information in its analysis of the Company’s performance. The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Company’s management believes that investors may use these non-GAAP measures to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. A reconciliation of these non-GAAP measures is included on the following pages.

(p)	Calculated for Wilmington Savings Fund Society, FSB.

(q)
Diluted earnings per share considers the impact of potentially dilutive shares except in periods in which there is a loss because the inclusion of the potential common shares would have an anti-dilutive effect. For the three months ended December 31, 2017, 884,982 shares were anti-dilutive and were not included in the diluted earnings per share calculation.

WSFS Bank Center 500 Delaware Avenue, Wilmington, Delaware 19801

WSFS FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (Continued)
(Dollars in thousands, except per share data)
(Unaudited)

Non-GAAP Reconciliation (o):	Three months ended			Twelve months ended
	December 31, 2017	September 30, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Net interest income (GAAP)	$57,725	$56,129	$52,954	$221,271	$193,745
Core net interest income (non-GAAP)	$57,725	$56,129	$52,954	$221,271	$193,745
Noninterest Income (GAAP)	$32,435	$32,441	$28,299	$124,644	$105,061
Less: Securities gains	220	736	479	1,984	2,369
Core fee income (non-GAAP)	$32,215	$31,705	$27,820	$122,660	$102,692
Core net revenue (non-GAAP)	$89,940	$87,834	$80,774	$343,931	$296,437
Core net revenue (non-GAAP)(tax-equivalent)	$90,688	$88,627	$81,494	$346,922	$299,407
Noninterest expense (GAAP)	$68,065	$54,163	$48,949	$226,461	$188,666
Less: Provision for legal settlement	12,000	—	—	12,000	—
Less: Fraud loss	2,844	—	—	2,844	—
Less: WSFS Foundation contribution	1,500	—	—	1,500	—
Less: Corporate development costs	21	153	1,526	878	8,529
Less: Debt extinguishment costs	—	695	—	695	—
Core noninterest expense (non-GAAP)	$51,700	$53,315	$47,423	$208,544	$180,137
Core efficiency ratio (c)	57.0%	60.2%	58.2%	60.1%	60.2%

	End of period
	December 31, 2017	September 30, 2017	December 31, 2016
Total assets	$6,999,540	$6,875,344	$6,765,270
Less: Goodwill and other intangible assets	188,444	189,116	191,247
Total tangible assets	$6,811,096	$6,686,228	$6,574,023
Total stockholders’ equity	$724,345	$740,861	$687,336
Less: Goodwill and other intangible assets	188,444	189,116	191,247
Total tangible common equity (non-GAAP)	$535,901	$551,745	$496,089
Calculation of tangible common book value per share:
Book value per share (GAAP)	$23.06	$23.59	$21.90
Tangible common book value per share (non-GAAP)	17.06	17.57	15.80
Calculation of tangible common equity to tangible assets:
Equity to asset ratio (GAAP)	10.35%	10.78%	10.16%
Tangible common equity to tangible assets ratio (non-GAAP)	7.87	8.25	7.55

WSFS Bank Center 500 Delaware Avenue, Wilmington, Delaware 19801

	Three months ended			Twelve months ended
	December 31, 2017	September 30, 2017	December 31, 2016	December 31, 2017	December 31, 2016
GAAP net (loss) income	$(9,832)	$20,569	$18,110	$50,244	$64,080
Pre-tax adjustments: Securities gains, Provision for legal settlement, fraud loss and WSFS Foundation contribution, debt extinguishment costs, corporate development	16,145	112	1,047	15,933	6,160
Tax adjustments: DTA writedown & BOLI surrender	22,452	—	—	22,452	—
Tax impact of pre-tax adjustments	(5,858)	(43)	(315)	(5,788)	(1,837)
Non-GAAP net income	$22,907	$20,638	$18,842	$82,841	$68,403

GAAP return on average assets (ROA)	(0.56)%	1.20%	1.08%	0.74%	1.06%
Pre-tax adjustments: Securities gains, Provision for legal settlement, fraud loss and WSFS Foundation contribution, debt extinguishment costs, corporate development	0.92	0.01	0.06	0.23	0.10
Tax adjustments: DTA writedown & BOLI surrender	1.29	—	—	0.33	—
Tax impact of pre-tax adjustments	(0.34)	—	(0.02)	(0.09)	(0.03)
Core ROA (non-GAAP)	1.31%	1.21%	1.12%	1.21%	1.13%

EPS (GAAP)	$(0.31)	$0.64	$0.56	$1.56	$2.06
Pre-tax adjustments: Securities gains, Provision for legal settlement, fraud loss and WSFS Foundation contribution, debt extinguishment costs, corporate development	0.50	—	0.03	0.49	0.19
Tax adjustments: DTA writedown & BOLI surrender	0.70	—	—	0.70	—
Tax impact of pre-tax adjustments	(0.18)	—	(0.01)	(0.18)	(0.06)
Core EPS (non-GAAP)	$0.71	$0.64	$0.58	$2.57	$2.19

Calculation of return on average tangible common equity:
GAAP net (loss) income	$(9,832)	$20,569	$18,110	$50,244	$64,080
Plus: Tax effected amortization of intangible assets	461	468	808	1,954	1,621
Net tangible income (non-GAAP)	$(9,371)	$21,037	$18,918	$52,198	$65,701
Average shareholders’ equity	$751,950	$738,123	$694,788	$725,763	$638,624
Less: average goodwill and intangible assets	188,834	189,599	186,890	189,784	127,168
Net average tangible common equity	$563,116	$548,524	$507,898	$535,979	$511,456
Return on average tangible common equity (non-GAAP)	(6.60)%	15.22%	14.82%	9.74%	12.85%

Calculation of core return on average tangible common equity:
Non-GAAP net income	$22,907	$20,638	$18,842	$82,841	$68,403
Plus: Tax effected amortization of intangible assets	461	468	808	1,954	1,621
Core net tangible income (non-GAAP)	$23,368	$21,106	$19,650	$84,795	$70,024
Net average tangible common equity	$563,116	$548,524	$507,898	$535,979	$511,456
Core return on average tangible common equity (non-GAAP)	16.46%	15.27%	15.39%	15.82%	13.69%